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                                                                    Exhibit 23.3

                       CONSENT OF SPECIAL PATENT COUNSEL

   We hereby consent to the incorporation by reference in this Registration Statement on Form S-1 of the reference to our firm under the caption "Experts" in the Registration Statement on Form S-1(File No. 333-85359) and related Prospectus of E-Stamp Corporation for the registration of shares of its Common Stock.

                                          Howrey & Simon

                                                 /s/ Stephen J. Rosenmann
                                          By:__________________________________
                                                    Stephen J. Rosenman
                                                          Partner

October 8, 1999